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Exhibit 10.3

                      AMENDED AND RESTATED PLEDGE AGREEMENT

          AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of March 30, 1998 and amended and restated as of March 6, 2003 (as so amended and restated and as the same may be further amended, amended and restated, modified or supplemented from time to time, the "AGREEMENT"), made by each of the undersigned (each, a "PLEDGOR" and together with any other entity that becomes a party hereto pursuant to Section 24 hereof, collectively, the "PLEDGORS"), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Collateral Agent (including any successor collateral agent, the "PLEDGEE") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

          WHEREAS, FairPoint Communications, Inc., (f/k/a MJD Communications, Inc.) (the "BORROWER"), the lenders from time to time party thereto (the "LENDERS"), Bank of America, N.A., as Syndication Agent (the "SYNDICATION AGENT"), Wachovia Bank, N.A., as Documentation Agent (the "DOCUMENTATION AGENT"), and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Administrative Agent (the "ADMINISTRATIVE AGENT" and together with the Lenders, the Syndication Agent, the Documentation Agent, the Collateral Agent, each Letter of Credit Issuer and the Pledgee, the "LENDER CREDITORS"), have entered into a Credit Agreement, dated as of March 30, 1998 and amended and restated as of March 6, 2003 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "CREDIT AGREEMENT"), providing for the making and/or continuation of Loans and the issuance and/or continuation of Letters of Credit as contemplated therein;

          WHEREAS, the Borrower may from time to time be a party to one or more Interest Rate Agreements (each such Interest Rate Agreement with an Interest Rate Creditor (as defined below), a "SECURED INTEREST RATE AGREEMENT") with Deutsche Bank Trust Company Americas, in its individual capacity ("DBTCA"), any Lender or a syndicate of financial institutions organized by DBTCA or such Lender or an affiliate of DBTCA or such Lender (even if DBTCA or any such Lender ceases to be a Lender under the Credit Agreement for any reason), and any institution that participates therein, and in each case their subsequent assigns (collectively, the "INTEREST RATE CREDITORS," and together with the Lender Creditors, collectively, the "SECURED CREDITORS");

          WHEREAS, the Pledgors have heretofore entered into a Pledge Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to but not including the date hereof, the "ORIGINAL PLEDGE AGREEMENT");

          WHEREAS, it is a condition precedent to the making and/or continuation of Loans and the issuance and/or continuation of Letters or Credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

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          WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph and to amend and restate the Original Pledge Agreement in the form of this Agreement;

          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower (in the case of the Borrower or an NSG Pledgor) or such Pledgor (in the case of a Pledgor that is a Subsidiary Guarantor), now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which the Borrower or such Pledgor, as the case may be, is a party (including, in the case of a Pledgor that is a Subsidiary Guarantor, all such obligations of such Pledgor under its Subsidiary Guaranty) and the due performance of and compliance by the Borrower or such Pledgor, as the case may be, with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Secured Interest Rate Agreements, being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower (in the case of an NSG Pledgor) or such Pledgor (in the case of any Pledgor that is a Subsidiary Guarantor), now existing or hereafter incurred under, arising out of or in connection with any Secured Interest Rate Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the "INTEREST RATE OBLIGATIONS");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or its security interest therein;

          (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under the Credit Agreement or any payment default by the Borrower under any Secured Interest Rate Agreement after the expiration of any applicable grace period) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

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          (v)       all amounts paid by any Secured Creditor as to which such
     Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "OBLIGATIONS".

          2. DEFINITION OF STOCK, NOTES, PARTNERSHIP INTERESTS, MEMBERSHIP INTERESTS, SECURITIES, ETC. The following capitalized terms used herein shall have the definitions specified below:

          "CERTIFICATED SECURITY" shall have the meaning given such term in
Section 8-102(a)(4) of the UCC.

          "CLEARING CORPORATION" shall have the meaning given such term in
Section 8-102(a)(5) of the UCC.

          "COLLATERAL" shall have the meaning provided in Section 3.1.

          "COLLATERAL ACCOUNTS" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "EXCLUDED ENTITY" shall mean (x) any corporation, partnership, limited liability company or association which is not a Parent Company, an Intermediary Holding Company or a TelCo and (y) any TelCo acquired or created pursuant to a Permitted Acquisition after the Original Effective Date if (I) the relevant Pledgor has not obtained the appropriate regulatory approval to pledge the capital stock or other equity interests of such Telco in compliance with Section
6.10 of the Credit Agreement and (II) after giving effect to the acquisition or creation of such TelCo, the Pro Forma EBITDA Test is satisfied.

          "EXEMPTED FOREIGN ENTITY" shall mean any Foreign Corporation, limited liability company or partnership organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

          "FINANCIAL ASSET" shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

          "INSTRUMENT" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

          "INVESTMENT PROPERTY" shall have the meaning given such term in
Section 9-l02(a)(49) of the UCC.

          "LOCATION" of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

          "MEMBERSHIP INTEREST" shall mean (x) the entire membership interest at any time owned by any Pledgor in any limited liability company (other than (I) an Excluded Entity and

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(II) a limited liability company that is not organized under the laws of the
United States or any State or territory thereof (a "FOREIGN LLC")) and (y) with respect to a Foreign LLC (other than an Excluded Entity), the entire membership interest at any time owned by any Pledgor in such Foreign LLC, PROVIDED that such Pledgor shall not be required to pledge hereunder (and the term "Membership Interest" shall not include) more than 65% of the total voting power of all classes of the membership interests of any Foreign LLC (that is an Exempted Foreign Entity) entitled to vote (with any limited liability company (other than an Excluded Entity) in which any Pledgor owns a membership interest being herein called a "PLEDGED LLC").

          "NOTES" shall mean all promissory notes at any time issued to, or held by, any Pledgor.

          "NSG PLEDGOR" shall mean each Pledgor which is not a Subsidiary Guarantor.

          "PARTNERSHIP INTEREST" shall mean (x) the entire partnership interest (whether general and/or limited partnership interests) at any time owned by any Pledgor in any partnership (other than (I) an Excluded Entity and (II) a partnership that is not organized under the laws of the United States or any State or territory thereof (a "FOREIGN PARTNERSHIP")) and (y) with respect to a Foreign Partnership (other than an Excluded Entity), the entire partnership interest at any time owned by any Pledgor in such Foreign Partnership, PROVIDED that such Pledgor shall not be required to pledge hereunder (and the term "Partnership Interest" shall not include) more than 65% of the total voting power of all classes of partnership interests of any Foreign Partnership (that is an Exempted Foreign Entity) entitled to vote (with any partnership (other than an Excluded Entity) in which any Pledgor owns a partnership interest being herein called a "PLEDGED PARTNERSHIP").

          "PLEDGED MEMBERSHIP INTERESTS" shall mean all Membership Interests at any time pledged or required to be pledged hereunder.

          "PLEDGED NOTES" shall mean all Notes at any time pledged or required to be pledged hereunder.

          "PLEDGED PARTNERSHIP INTERESTS" shall mean all Partnership Interests at any time pledged or required to be pledged hereunder.

          "PLEDGED SECURITIES" shall mean all Pledged Stock, Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests.

          "PLEDGED STOCK" shall mean all Stock at any time pledged or required to be pledged hereunder.

          "PROCEEDS" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

          "REGISTERED ORGANIZATION" shall have the meaning given such term in
Section 9-102(a)(70) of the UCC.

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          "SECURITIES" shall mean all of the Stock, Notes, Partnership Interests and Membership Interests.

          "SECURITIES INTERMEDIARY" shall have the meaning given such term in
Section 8-102(14) of the UCC.

          "SECURITY ENTITLEMENT" shall have the meaning given such term in
Section 8-102(a)(17) of the UCC.

          "STOCK" shall mean (x) all of the issued and outstanding shares of stock at any time owned by any Pledgor of any corporation (other than (I) any Excluded Entity and (II) a corporation that is not organized under the laws of the United States or any State or territory thereof (a "FOREIGN CORPORATION")) and (y) with respect to a Foreign Corporation that is a first-tier Subsidiary (other than any Excluded Entity), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of such Foreign Corporation, PROVIDED that such Pledgor shall not be required to pledge hereunder (and the term "Stock" shall not include) more than 65% of the total combined voting power of all classes of capital stock of any Exempted Foreign Entity entitled to vote.

          "TRANSMITTING UTILITY" has the meaning given such term in Section 9-102(a)(80) of the UCC.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; PROVIDED that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "UNCERTIFICATED SECURITY" shall have the meaning given such term in
Section 8-102(a)(18) of the UCC.

          3.        PLEDGE OF SECURITIES, ETC.

          3.1 PLEDGE. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "COLLATERAL"):

          (i) all of the Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities (and all certificates or instruments evidencing such Securities);

          (ii) each Collateral Account, including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising (including, without limitation, all Financial Assets,

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     Investment Property, monies, checks, drafts, Instruments or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing);

          (iii) all of such Pledgor's (x) Partnership Interest and all of such Pledgor's right, title and interest in each Pledged Partnership and
     (y) Membership Interest and all of such Pledgor's right, title and interest in each Pledged LLC, in each case including, without limitation:

                    (a) all the capital thereof and its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interest and/or Membership Interest;

                    (b) all other payments due or to become due to such Pledgor in respect of such Partnership Interest and/or Membership Interest, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (c) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership agreement, limited liability company agreement or at law or otherwise in respect of such Partnership Interest and/or Membership Interest;

                    (d) all present and future claims, if any, of the Pledgor against any Pledged Partnership and any Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

                    (e) all of such Pledgor's rights under any partnership agreement or limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interest and/or Membership Interest, including any power to terminate, cancel or modify any partnership agreement or any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any Partnership Interest or Membership Interest and any Pledged Partnership and any Pledged LLC to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

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                    (f)    all other property hereafter delivered in
          substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (iv) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

          (v)       all Proceeds of any and all of the foregoing.

          3.2 PROCEDURES. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) forthwith take the following actions as set forth below:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex E hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Membership Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the
     UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Membership Interest (other than a Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Membership

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     Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Membership Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof

          (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee; and

          (vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) the establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have "control" within the meaning of the UCC and, at any time any Event of Default is in existence, no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) the deposit of such cash in such cash account.

          (b)       In addition to the actions required to be taken pursuant to
Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

          (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee's security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

          3.3 SUBSEQUENTLY ACQUIRED COLLATERAL. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Pledgor will forthwith thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same have been duly pledged with the Pledgee hereunder. Each Pledgor further agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any pledge of Collateral constituting Uncertificated Securities promptly upon request of the Pledgee. No Pledgor shall be required at any time to pledge hereunder any Securities which constitute more than 65% of the

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total combined voting power of all classes of ownership interests of any
Exempted Foreign Entity entitled to vote.

          3.4 CERTAIN REPRESENTATIONS AND WARRANTIES CONCERNING THE COLLATERAL. Each Pledgor represents and warrants that on the date hereof: (a) each Subsidiary of such Pledgor whose equity interest is required to be pledged hereunder, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (e) such Pledgor is the holder of record and sole beneficial owner of the Stock and Notes held by such Pledgor and there exists no options or preemption rights in respect of any of the Stock; (f) the Partnership Interests and Membership Interests, as the case may be, held by such Pledgor constitute that percentage of the entire interest of the respective Pledged Partnership or Pledged LLC, as the case may be, as is set forth under its name in Annex D hereto; (g) on the date hereof, such Pledgor owns or possesses no other Securities except as described on Annexes B, C and D hereto; and (h) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes B, C and D hereto.

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Secured Interest Rate Agreement (collectively, the "SECURED DEBT AGREEMENTS"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, distributions or other amounts payable in respect of the Pledged Securities shall be paid to the respective Pledgor, PROVIDED that all dividends, distributions or other amounts payable in respect of the Pledged Securities which are determined by the Pledgee, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement, to the

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Pledgee and retained by it as part of the Collateral (unless such cash dividends or distributions are applied to repay the Obligations pursuant to Section 9 of this Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, membership interests, partnership interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

          (ii) all other or additional stock, notes, membership interests, partnership interests or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, membership interests, partnership interests or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than the Net Cash Proceeds from any Asset Sale applied to repay Loans and/or reinvested in accordance with the relevant provisions of the Credit Agreement).

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. (a) In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee' s name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so);

          (v) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations; and

          (vi) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Interest Rate Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Interest Rate Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

          9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee or the Collateral Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee or the Collateral Agent hereunder, shall be applied as follows:

          (i) FIRST, to the payment of all Obligations owing to the Pledgee or the Collateral Agent of the type described in clauses (iii) and
     (iv) of the definition of "Obligations" contained in Section 1 hereof;

          (ii) SECOND, to the extent proceeds remain after the application pursuant to preceding clause (1), an amount equal to the outstanding Obligations to the Secured Creditors shall be paid to the Secured Creditors as provided in Section 9(c) with each Secured Creditor receiving an amount equal to its Outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its PRO RATA Share of the amount remaining to be distributed to be applied, with respect to the Credit Document Obligations, firstly to the payment of interest in respect of the unpaid principal amount of Loans outstanding, secondly to the payment of principal of Loans outstanding, then to the other Credit Document Obligations; and

          (iii) THIRD, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 18 hereof, to the relevant Pledgor or, to the extent directed by such Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement, "PRO RATA SHARE" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

          (c) All payments required to be made to the (i) Lender Creditors hereunder shall be made to the Administrative Agent for the account of the respective Lender Creditors and (ii) Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Secured Interest Rate Agreement or, in the case of Secured Interest Rate Agreements without a paying agent, directly to the applicable Interest Rate Creditor.

          (d) For purposes of applying payments received in accordance with this Section 9, the Pledgee and the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Pledgee and the Collateral Agent) of the outstanding Credit Document Obligations and (ii) any Interest Rate Creditor for a determination (which each Interest Rate Creditor agrees to provide upon request to the Pledgee and the Collateral Agent) of the outstanding Interest Rate Obligations owed to such Interest Rate Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Pledgee and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Lender Creditor and (y) no Secured Interest Rate Agreements or Interest Rate Obligations with respect thereto are in existence.

          (e) It is understood that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of the Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and the other Secured Creditors from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Pledgee for all reasonable costs and expenses, including reasonable attorneys' fees, arising in connection with any amendment, waiver or modification to this Agreement and the Pledgee and the other Secured Creditors for all reasonable costs and expenses (including reasonable attorney's fees) growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

          (b) Each Pledgor hereby appoints the Pledgee, such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

          13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 10 of the Credit Agreement.

          14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements).

          15.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that:

          (i) it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except (x) the liens and security interests created by this Agreement and (y) liens permitted by Section 7.03(a) of the Credit Agreement;

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, limited or general partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement,
     (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) the execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, certificate of formation, by-laws, certificate of limited partnership, partnership agreement or limited liability company agreement, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

          (vi) all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;

          (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (viii) the pledge, assignment and delivery to the Pledgee of the Securities (other than those constituting Uncertificated Securities) pursuant to this Agreement creates a valid and, assuming such Securities are held in the continued possession of the Collateral Agent in the State of New York, perfected first priority Lien in the Securities and the proceeds thereof; subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Securities (other than Liens permitted by Section 7.03(a) of the Credit Agreement);

          (ix) it has the unqualified right to pledge and grant a security interest in the Partnership Interests and Membership Interests as herein provided without the consent of any other Person, firm, association or entity which has not been obtained;

          (x) the Partnership Interests and the Membership Interests pledged by it pursuant to this Agreement have been validly acquired and are fully paid for and are duly and validly pledged hereunder;

          (xi) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, no Partnership Interest or Membership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto and as of the Closing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, delivered to the Collateral Agent) which evidence any Partnership Interest or Membership Interest of such Pledgor;

          (xii) the pledge and assignment of the Partnership Interests and the Membership Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings, consents and recordings have been made or obtained), creates a valid, perfected and continuing first security interest in such Partnership Interests and Membership Interest and the proceeds thereof; subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;

          (xiii) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

          (xiv) it shall give the Pledgee prompt notice of any written claim relating to the Collateral and shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof;

          (xv) it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or

     Pledged LLC or seek a partition of any property of any Pledged Partnership or Pledged LLC, except as permitted by the Credit Agreement;

          (xvi) as of the date hereof; all of its Partnership Interests and Membership Interests are uncertificated and each Pledgor covenants and agrees that it will not approve of any action by any Pledged Partnership or Pledged LLC to convert such uncertificated interests into certificated interests;

          (xvii) it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor under any Secured Debt Agreement except as permitted by the Credit Agreement; and

          (xviii)   "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; PROVIDED that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

          16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

          (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

          (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, PROVIDED that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof; will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee, each other Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

          18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (PROVIDED that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Membership Interest (other than an Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to
Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, "TERMINATION DATE" shall mean the date upon which the Total Commitment and all Secured Interest Rate Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been paid in full) and all other Obligations have been paid in full (other than arising from indemnities for which no request has been made).

          (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 7.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section
11.12 of the Credit Agreement), and the proceeds of such sale or other disposition or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will release such Collateral from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

          (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Pledgee in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 18.

          19. NOTICES, ETC. All notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be delivered, telegraphed, telexed, telecopied, faxed, cabled, or mailed (by first class mail, postage prepaid):

          (i) if to any Pledgor, at its address set forth opposite its signature below;

          (ii)      if to the Pledgee, at:

                    Deutsche Bank Trust Company Americas
                    31 West 52nd Street
                    New York, New York  10019
                    Attention: [               ]
                    Tel:      [________________]
                    Fax:      [________________]

          (iii) if to any Bank Creditor (other than the Pledgee), either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (iv) if to any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of the Required Lenders or, to the extent required by Section 11.12 of the Credit Agreement, all of the Lenders) and each Pledgor affected thereby, PROVIDED that (i) no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 20 without the consent of each Secured Creditor adversely affected thereby and (ii) any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Agreement, the term "CLASS" shall mean each class of Secured Creditors, i.e whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Interest Rate Creditors as holders of the Interest Rate Obligations. For the purpose of this Agreement, the term "REQUISITE CREDITORS" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Interest Rate Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Secured Interest Rate Agreements.

          21. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or a shareholder of any corporation, and neither the Pledgee nor any Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or a stockholder of any corporation. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of a Partnership Interest, a Membership Interest or Stock pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Pledgee, any other Secured Creditor and/or a Pledgor.

          (b) Except as provided in the last sentence of paragraph (a) of this Section 21, the Pledgee, by accepting this Agreement, did not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or a shareholder of any corporation or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Partnership or a member of any Pledged LLC or a shareholder of any corporation either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of a Pledgor.

          (c) The Pledgee shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          22. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns; PROVIDED that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by Section 11.12 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          23. GOVERNING LAW, ETC. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each NSG Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each NSG Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each NSG Pledgor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction.

          (b) Each NSG Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) Each Pledgor and the Pledgee hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby.

          24. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee and Annexes A, B, C and D will be modified at such time in a manner acceptable to the Pledgee to give effect to such additional Pledgor.

          25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

          26. CONTRIBUTION. At any time a payment is made by any Pledgor (other than the Borrower) (each, a "SUBSIDIARY PLEDGOR") in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by such Subsidiary Pledgor (each, a "RELEVANT PAYMENT"), the right of contribution of each Subsidiary Pledgor hereunder against each other such Subsidiary Pledgor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Pledgor to be revised and restated as of each date on which a Relevant Payment is made. At any time that a Relevant Payment is made by a Subsidiary Pledgor that results in the aggregate payments made by such Subsidiary Pledgor hereunder in respect of the Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Pledgor's Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors to and including the date of the Relevant Payment (such excess, the "AGGREGATE EXCESS AMOUNT"), each such Subsidiary Pledgor shall have a right of contribution against each other Subsidiary Pledgor who has made (or whose Collateral has been used to make) payments hereunder in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Pledgor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors (the aggregate amount of such deficit, the "AGGREGATE DEFICIT AMOUNT") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Pledgor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Pledgors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Pledgor. A Subsidiary Pledgor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; PROVIDED, that no Subsidiary Pledgor may take any action to enforce such right until the Obligations have been paid in full and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Subsidiary Pledgor's right of contribution arising pursuant to this Agreement against any other Subsidiary Pledgor shall be expressly junior and subordinate to such other Subsidiary Pledgor's obligations and liabilities in respect of the Obligations and any other obligations owing under this Agreement. As used in this Section 26: (i) each Subsidiary Pledgor's "CONTRIBUTION PERCENTAGE" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Pledgor by (y) the aggregate Adjusted Net Worth of all Subsidiary Pledgors; (ii) the "ADJUSTED NET WORTH" of each Subsidiary Pledgor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Pledgor and (y) zero; and (iii) the "NET WORTH" of each Subsidiary Pledgor shall mean the amount by which the fair salable value of such Subsidiary Pledgor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any obligations arising under this Agreement) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26, each Subsidiary Pledgor who makes (or whose Collateral has been used to make) any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Subsidiary Pledgor in respect of such payment. Each of the Subsidiary Pledgors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Subsidiary Pledgor has the right to waive its contribution right against any Subsidiary Pledgor to the extent that after giving effect to such waiver such Subsidiary Pledgor would remain solvent, in the determination of the Required Lenders.

          27. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 10 days' prior written notice of each change to its legal name, its type of organization, whether or not it is a Registered Organization, its jurisdiction of organization, its Location, its organizational identification number (if any), and whether or not it is a Transmitting Utility, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          28. CHANGE OF CONTROL. The Pledgee acknowledges that, under existing law, a change of control of a Subsidiary whose equity interests are pledged hereunder as a result of a proposed exercise of remedies hereunder may require the prior approval of the FCC and a PUC.

          29. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          30. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                                     * * * *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:                                FAIRPOINT COMMUNICATIONS, INC.
521 East Morehead Street, Suite 250         (f/k/a MJD Communications, Inc.),
Charlotte, NC  28202                        as a Pledgor

                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:


Address:                                ST ENTERPRISES, LTD.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:


Address:                                FAIRPOINT BROADBANK, INC.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:


Address:                                MJD SERVICES CORP.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:


Address:                                MJD VENTURES, INC.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:

Address:                                C-R COMMUNICATIONS, INC.,
c/o Fairpoint Communications, Inc.          as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           -----------------------
                                            Title:


Address:                                COMERCO, INC.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:

Address:                                GTC COMMUNICATIONS, INC.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:


Address:                                RAVENSWOOD COMMUNICATIONS, INC.
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:


Address:                                UTILITIES, INC.,
c/o Fairpoint Communications, Inc.        as a Pledgor
521 East Morehead Street, Suite 250
Charlotte, NC  28202
                                        By: /s/ Timothy W. Henry
                                           ---------------------------
                                            Title:

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
(f/k/a Bankers Trust Company)
as Collateral Agent and Pledgee


By: /s/ Anca Trifan
    ------------------------------------
    Name: Anca Trifan
    Title: Director

                                                                         ANNEX A

                         LIST OF PLEDGED SUBSIDIARIES OF
                         FAIRPOINT COMMUNICATIONS, INC.

A.   ST ENTERPRISES, LTD.

          1.     Sunflower Telephone Company, Inc.

          2. STE/NE Acquisition Corp., d/b/a/ Northland Telephone Company of Vermont

          3.     Northland Telephone Company of Maine, Inc.

          4.     ST Computer Resources, Inc.

          5.     ST Long Distance, Inc.

B.   MJD VENTURES, INC.

          6.     The Columbus Grove Telephone Company

          7.     C-R Communications, Inc.

                 a.     C-R Telephone Company

          8.     Taconic Telephone Corp.

          9.     Ellensburg Telephone Company

          10.    Sidney Telephone Company

          11.    Utilities, Inc.

                 a.     Standish Telephone Company

                 b.     China Telephone Company

                 c.     Maine Telephone Company

          12.    Telephone Service Company

          13.    Chouteau Telephone Company

          14.    Chautauqua and Erie Telephone Corporation

          15.    The Orwell Telephone Company

          16.    GTC Communications, Inc. (f/k/a TPG Communications, Inc.)

                                                                         ANNEX A
                                                                          Page 2
                 a.     St. Joe Communications, Inc.

          17.    Peoples Mutual Telephone Company

          18.    Fremont Telcom Co.

          19.    Comerco, Inc.

                 a.     YCOM Networks, Inc.

C.   MJD SERVICES CORP.

          20.    Bluestem Telephone Company

          21.    Big Sandy Telecom, Inc.

          22.    Odin Telephone Exchange, Inc.

          23.    Kadoka Telephone Company

          24.    Columbine Telecom Company (f/k/a Columbine Acquisition Corp.)

          25.    Ravenswood Communications, Inc.

                 a.     The El Paso Telephone Company

          26.    Armour Independent Telephone Co.

          27.    Union Telephone Company of Hartford

          28.    WMW Cable TV Co.

          29.    Yates City Telephone Company

D.   FAIRPOINT BROADBAND, INC. (f/k/a MJD HOLDINGS CORP.)

                                                                         ANNEX B
                              LIST OF PLEDGED STOCK

I.   FAIRPOINT COMMUNICATIONS, INC. (F/K/A MJD COMMUNICATIONS, INC.)(1)

          Name of
          Issuing                       Type of         Number of     Percentage
          Corporation                   Shares          Shares        Owned
          -----------                   -------         ---------     ----------
     1.   Fairpoint Broadband, Inc.     Common          100           100%

     2.   MJD Services Corp.            Common          100           100%

     3.   MJD Ventures, Inc.            Common          100           100%

     A.   MJD SERVICES CORP.

          Name of
          Issuing                               Type of   Number of   Percentage
          Corporation                           Shares    Shares      Owned
          -----------                           -------   ---------   ----------
     1.   Bluestem Telephone Company            Common    100         100%

     2.   Big Sandy Telecom, Inc.               Common    100         100%

     3.   Odin Telephone Exchange, Inc.         Common    95.2857     100%(2)

     4.   Kadoka Telephone Company              Common    1,212       100%

     5.   Columbine Telecom Company             Common    100         100%

     6.   Ravenswood Communications, Inc.       Common    405         100%

     7.   Armour Independent Telephone Co.      Common    2,300       100%(3)

     8.   Union Telephone Company of Hartford   Common    174         100%

     9.   WMW Cable Co.                         Common    500         100%

     10.  Yates City Telephone Company          Common    252         100%

----------
(1)  FairPoint Communications, Inc. stock will not be pledged.
(2)  Of the 101 shares issued and outstanding, 5.7143 are held in treasury.
(3) MJD Services Corp. owns 100% of the Common Stock issued and outstanding; however, of the 200 shares of Preferred Stock issued and outstanding, Union Telephone Company of Hartford owns 200 shares

                                                                         ANNEX B
                                                                          Page 2
     B.   MJD VENTURES, INC.

          Name of
          Issuing                           Type of        Number of         Percentage
          Corporation                       Shares         Shares            Owned
          -----------                       -------        ---------         ----------
     1.   The Columbus Grove Telephone      Common         318               100%
          Company

     2.   C-R Communications, Inc.          Common         750               100%

     3.   Taconic Telephone Corp.           Common         100               100%

     4.   Ellensburg Telephone Company      Common         100               100%

     5.   Sidney Telephone Company          Common         100               100%

     6.   Utilities, Inc.                   Common         100               100%

     7.   Chouteau Telephone Company        Common         100               100%

     8.   Chautauqua and Erie Telephone     Common         100               100%
          Corporation

     9.   The Orwell Telephone Company      Common         4,795.7461        100%

     10.  Telephone Service Company         Common         100               100%

     11.  GTC Communications, Inc.          Common         1,000,000         100%

     12.  Peoples Mutual Telephone Company  Common         9,832             100%

     13.  Fremont Telcom Co.                Common         5,155.5           100%

     14.  Comerco, Inc.                     Common         31,250            100%

                                                                         ANNEX B
                                                                          Page 3

     C.   ST ENTERPRISES, LTD.(4)

          Name of
          Issuing                            Type of       Number of     Percentage
          Corporation                        Shares        Shares        Owned
          -----------                        -------       ---------     ----------
     1.   Sunflower Telephone Company, Inc.  Common         684          99.7%

     2.   STE/NE Acquisition Corp. (dba      Common         1000          100%
          Northland Telephone Company of
          Vermont)

     3.   Northland Telephone Company of     Common         100           100%
          Maine, Inc.

     4.   ST Computer Resources, Inc.        Common         500           100%

     5.   ST Long Distance, Inc.             Common         100           100%

     D.   C-R COMMUNICATIONS, INC.

          Name of
          Issuing                            Type of       Number of     Percentage
          Corporation                        Shares        Shares        Owned
          -----------                        -------       ---------     ----------
     1.   C-R Telephone Company              Common        100           100%

     E.   UTILITIES, INC.

          Name of
          Issuing                            Type of       Number of     Percentage
          Corporation                        Shares        Shares        Owned
          -----------                        -------       ---------     ----------
     1.   Standish Telephone Company         Common        23,560        100%

     2.   China Telephone Company            Common        20,000        100%

     3.   Maine Telephone Company            Common        100           100%

----------
(4) ST Enterprises, Ltd. stock will not be pledged. Warrants outstanding for the purchase of Common Stock.

                                                                         ANNEX B
                                                                          Page 4

     F.   RAVENSWOOD COMMUNICATIONS, INC.

          Name of
          Issuing                         Type of      Number of     Percentage
          Corporation                     Shares       Shares        Owned
          -----------                     -------      ---------     ----------
     1.   The El Paso Telephone Company   Common       405           100%

     G.   GTC COMMUNICATIONS, INC.

          Name of
          Issuing                         Type of      Number of     Percentage
          Corporation                     Shares       Shares        Owned
          -----------                     -------      ---------     ----------
     1.   St. Joe Communications, Inc.    Common       1,000         100%

     H.   COMERCO, INC.

          Name of
          Issuing                         Type of      Number of     Percentage
          Corporation                     Shares       Shares        Owned
          -----------                     -------      ---------     ----------
     1.   YCOM Networks, Inc.             Common       294           100%

                                                                         ANNEX C
                                  LIST OF NOTES

     None.

                                                                         ANNEX D
PART I

                          LIST OF MEMBERSHIP INTERESTS

A.   None.

PART II

                          LIST OF MEMBERSHIP INTERESTS

A.   None.

                                                                         ANNEX F

   FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, MEMBERSHIP INTERESTS
                            AND PARTNERSHIP INTERESTS

          AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "AGREEMENT"), dated as of [________ __, 200__], among the undersigned pledgor (the "PLEDGOR"), [________], not in its individual capacity but solely as Collateral Agent (the "PLEDGEE"), and [_________], as the issuer of the Uncertificated Securities, Membership Interests and/or Partnership Interests (each as defined below) (the "ISSUER").

                              W I T N E S S E T H :

          WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into an Amended and Restated Pledge Agreement, dated as of March 30, 1998 and amended and restated as of March 6, 2003 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the "PLEDGE AGREEMENT"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all [Uncertificated Securities (as defined in the Pledge Agreement)] [Partnership Interests (as defined in the Pledge Agreement)] [Membership Interests (as defined in the Pledge Agreement)], from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Membership Interests] being herein collectively called the "ISSUER PLEDGED INTERESTS"); and

          WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                                                                         ANNEX F
                                                                          Page 2

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (ether than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                 [___________________]
                 [___________________]
                 Attention: [_______________]
                 Telephone No.:  [___________________]
                 Telecopier No.: [___________________]

          5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

          6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

          (a)    if to the Pledgor, at:

                 _______________________________
                 _______________________________
                 _______________________________
                 Attention: ____________________
                 Telephone No.: ________________
                 Fax No.:

                                                                         ANNEX F
                                                                          Page 3

          (b)    if to the Pledgee, at the address given in Section 4 hereof;

          (c)    if to the Issuer, at:

                 _______________________________
                 _______________________________
                 _______________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

          7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                                                         ANNEX F
                                                                          Page 4

          IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                        [__________________________],
                                            as Pledgor


                                        By
                                          ---------------------------
                                            Name:
                                            Title:


                                        [__________________________],
                                            not in its individual capacity
                                            but solely as Collateral Agent
                                            and Pledgee


                                        By
                                          ---------------------------
                                            Name:
                                            Title:


                                        [__________________________],
                                            as the Issuer


                                        By
                                          ---------------------------
                                            Name:
                                            Title: